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                                                                     EXHIBIT  24



                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS THAT the undersigned directors and officers of McKesson HBOC, Inc., a Delaware corporation (the "Company"), do hereby constitute and appoint Ivan D. Meyerson and Kristina Veaco his or her true and lawful attorney and agent, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of the undersigned as such Director and/or Officer, under the Securities Act of 1934, as amended, an annual report on Form 10-K, and thereafter to execute and file any and all amendments to such Form, whether filed prior or subsequent to the time such Form becomes effective. The undersigned hereby grants unto such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.


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

/s/ Alfred C. Eckert III                                  /s/ Gerald E. Mayo
--------------------------------------------              ---------------------------------------
Alfred C. Eckert III, Director                            Gerald E. Mayo, Director


/s/ Tully M. Friedman                                     /s/ James V. Napier
--------------------------------------------              ---------------------------------------
Tully M. Friedman, Director                               James V. Napier, Director



/s/ William R. Graber                                     /s/ David S. Pottruck
--------------------------------------------              ---------------------------------------
William R. Graber, Senior Vice President                  David S. Pottruck, Director
And Chief Financial Officer


/s/ John H. Hammergren                                    /s/ Carl E. Reichardt
--------------------------------------------              ---------------------------------------
John H. Hammergren, President and                         Carl E. Reichardt, Director
Chief Executive Officer and Director


/s/ Alton F. Irby, III                                    /s/ Alan Seelenfreund
--------------------------------------------              ---------------------------------------
Alton F. Irby III, Director                               Alan Seelenfreund
                                                          Chairman of the Board


/s/ M. Christine Jacobs                                   /s/ Jane E. Shaw
--------------------------------------------              ---------------------------------------
M. Christine Jacobs, Director                             Jane E. Shaw, Director



/s/ Martin M. Koffel                                      /s/ Nigel A. Rees
--------------------------------------------              ---------------------------------------
Martin M. Koffel, Director                                Nigel A. Rees
                                                          Vice President and Controller



Dated:  May 25, 2001